Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Apr. 09, 2012	Jun. 30, 2011
Document and Entity Information
Entity Registrant Name	AUXILIO INC
Document Type	POS AM
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Entity Central Index Key	0001011432
Current Fiscal Year End Date	--12-31
Entity Common Stock, Shares Outstanding		19,449,783
Entity Public Float			$ 13,000,000
Entity Filer Category	Smaller Reporting Company
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Well-known Seasoned Issuer	No
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 1,832,115	$ 2,249,907
Accounts receivable, net	2,032,738	1,160,251
Prepaid and other current assets	74,977	331,483
Supplies	651,874	687,845
Total current assets	4,591,704	4,429,486
Property and equipment, net	191,810	234,975
Deposits	28,013	28,013
Loan acquisition costs	226,576
Goodwill	1,517,017	1,517,017
Total assets	6,555,120	6,209,491
Current liabilities:
Accounts payable and accrued expenses	2,757,670	2,538,828
Accrued compensation and benefits	1,031,748	772,532
Deferred revenue	381,767	255,802
Current portion of capital lease obligations	49,881	41,776
Total current liabilities	4,221,066	3,608,938
Long-term liabilities:
Convertible notes payable, net of discount of $364,250 at December 31, 2011	1,485,750
Derivative warrant liability	126,000
Derivative additional investment rights liability	235,000
Capital lease obligations less current portion	80,735	79,524
Total long-term liabilities	1,927,485	79,524
Stockholders' equity:
Common stock, par value at $0.001, 33,333,333 shares authorized, 19,449,783 shares issued and outstanding at December 31, 2011 and 19,336,651 shares issued and outstanding at December 31, 2010	19,451	19,338
Additional paid-in capital	20,894,653	20,417,584
Accumulated deficit	(20,507,535)	(17,915,893)
Total stockholders' equity	406,569	2,521,029
Total liabilities and stockholders' equity	$ 6,555,120	$ 6,209,491

CONSOLIDATED BALANCE SHEETS (PARENTHETICAL) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Common Stock, par or stated value	$ 0.001	$ 0.001
Common Stock, shares authorized	33,333,333	33,333,333
Common Stock, shares issued	19,449,783	19,336,651
Common Stock, shares outstanding	19,449,783	19,336,651

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Net revenues	$ 21,845,619	$ 15,407,552
Cost of revenues	19,131,257	12,532,193
Gross profit	2,714,362	2,875,359
Operating expenses:
Sales and marketing	1,830,538	1,566,137
General and administrative expenses	3,360,513	2,861,844
Total operating expenses	5,191,051	4,427,981
Loss from operations	(2,476,689)	(1,552,622)
Other income (expense):
Interest expense	(171,945)	(6,918)
Interest income	2,487	1,301
Change in fair value of derivative liabilities	62,000
Total other income (expense)	(107,458)	(5,617)
Loss before provision for income taxes	(2,584,147)	(1,558,239)
Income tax expense	7,495	11,479
Net loss	$ (2,591,642)	$ (1,569,718)
Net loss per share:
Basic	$ (0.13)	$ (0.08)
Diluted	$ (0.13)	$ (0.08)
Number of weighted average shares outstanding:
Basic	19,376,214	19,226,357
Diluted	19,376,214	19,226,357

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (USD $)	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Total
Stockholders' Equity at Dec. 31, 2009	$ 19,042	$ 19,803,021	$ (16,346,175)	$ 3,475,888
Shares, Outstanding at Dec. 31, 2009	19,040,401
Common stock issued, value	296	161,154		161,450
Common stock issued, shares	296,250
Stock compensation expense for options and warrants granted to employees and consultants		363,248		363,248
Fair value of warrants issued for marketing services		90,161		90,161
Net loss			(1,569,718)	(1,569,718)
Stockholders' Equity at Dec. 31, 2010	19,338	20,417,584	(17,915,893)	2,521,029
Shares, Outstanding at Dec. 31, 2010	19,336,651
Stock compensation expense for options and warrants granted to employees and consultants		303,979		303,979
Common stock issued in a cashless exercise of options, value	46	(46)
Common stock issued in a cashless exercise of options, shares	46,465
Restricted stock granted for marketing services, value	67	81,636		81,703
Restricted stock granted for marketing services, shares	66,667
Warrants issued as loan acquisition costs related to convertible notes payable		91,500		91,500
Net loss			(2,591,642)	(2,591,642)
Stockholders' Equity at Dec. 31, 2011	$ 19,451	$ 20,894,653	$ (20,507,535)	$ 406,569
Shares, Outstanding at Dec. 31, 2011	19,449,783

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Cash flows provided by operating activities:
Net loss	$ (2,591,642)	$ (1,569,718)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Depreciation and amortization	125,601	250,252
Stock compensation expense for options and warrants granted to employees and consultants	303,979	363,248
Fair value of restricted stock granted for marketing services	81,703
Fair value of warrants issued for marketing services		90,161
Change in fair value of derivative liabilities	(62,000)
Interest expense related to accretion of debt discount costs	58,750
Interest expense related to amortization of loan acquisition costs	36,544
Changes in operating assets and liabilities:
Accounts receivable	(872,487)	237,347
Prepaid and other current assets	256,506	(238,237)
Supplies	35,971	(150,675)
Deposits		15,779
Accounts payable and accrued expenses	218,842	1,291,948
Accrued compensation and benefits	259,216	217,830
Deferred revenue	125,965	(93,469)
Net cash provided by (used for) operating activities	(2,023,052)	414,466
Cash flows (used for) investing activities:
Purchases of property and equipment	(24,669)	(88,240)
Net cash (used for) investing activities	(24,669)	(88,240)
Cash flows provided by financing activities:
Net proceeds from issuance of Common Stock		161,450
Proceeds from convertible notes payable	1,850,000
Acquisition fees paid for convertible notes payable	(171,620)
Payments on capital leases	(48,451)	(19,355)
Net cash provided by financing activities	1,629,929	142,095
Net increase (decrease) in cash and cash equivalents	(417,792)	468,321
Cash and cash equivalents, beginning of year	2,249,907	1,781,586
Cash and cash equivalents, end of year	$ 1,832,115	$ 2,249,907

CONSOLIDATED STATEMENTS OF CASH FLOWS (PARENTHETICAL) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Interest paid	$ 39,630	$ 6,918
Income tax paid	2,517	19
Property and equipment acquired through capital leases	57,767	119,283
Warrants issued as loan acquisition costs related to convertible notes payable	$ 91,500

Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
Basis of Presentation and Summary of Significant Accounting Policies

(1)           Basis of Presentation and Summary of Significant Accounting Policies

Business Activity

Our origins date back to January of 2002, when our predecessor, e-Perception, a Human Resources software concern, completed a tender offer with CDC.  CDC’s common stock traded on the OTCBB. In connection with the tender offer, the stockholders of e-Perception received one share of CDC for each four shares of e-Perception common stock they owned prior to the tender offer.  As a result, e-Perception became a wholly owned subsidiary of CDC.  CDC subsequently changed its name to e-Perception, Inc. Approximately eighteen months later e-Perception changed its name to PeopleView, which subsequently changed its name to Auxilio. The stock now trades under the symbol AUXO.OB.

In March 2004, PeopleView entered into an asset purchase and sale agreement with Workstream (NASDQ:WSTM) whereby we sold to Workstream essentially all of its assets, including its software products and related intellectual property, its accounts receivable, certain computer equipment, customer lists, and the PeopleView name, among other things.  Pursuant to an addendum to the original agreement, the final consideration we received was cash equal to $250,000, 246,900 shares of Workstream common stock, and a warrant to purchase an additional 50,000 shares at an exercise price of $3.00 per share.  The business operations of PeopleView were discontinued as of March 2004.

On April 1, 2004, PPVW, a wholly owned subsidiary of PeopleView, completed the acquisition of Alan Mayo and Associates, Inc. dba The Mayo Group (and referred to herein as “TMG”).  TMG offered outsourced Image Management services to healthcare facilities throughout California, and this acquisition forms the basis for Auxilio’s current operations.  Subsequent to the acquisition of TMG, PeopleView changed its name to “Auxilio, Inc.” and changed PPVW’s name to “Auxilio Solutions, Inc.”

We are engaged in the business of providing fully-outsourced managed print services to the healthcare industry, working exclusively with hospitals throughout the United States.

Basis of Presentation

The accompanying financial statements were prepared in conformity with GAAP, which contemplate continuation of Auxilio as a going concern. We have reported a net loss of $2,591,642 for the year ended December 31, 2011 and has an accumulated deficit of $20,507,535 as of December 31, 2011. We reported a net loss of $1,569,718 for the year ended December 31, 2010. We have working capital of $370,638 as of December 31, 2011.

The consolidated financial statements include the accounts of Auxilio and our wholly owned subsidiaries.  All intercompany balances and transactions were eliminated.

Liquidity

During the year ended December 31, 2011, cash used for operating activities was $2,023,052 as compared to cash provided by operating activities of $414,466 for the same period in 2010.  During this same period our revenue increased by 42% and based on recent account signings at the end of 2011, we expect another year of 30% or more revenue growth in 2012.  The implementation costs that accompanied the growth in 2011 along with the related sales expense and operational overhead has resulted in increased losses. As these new accounts mature, we anticipate a reduction in costs of goods sold per account and an increase in total costs but at a slower rate than revenue allowing us to decrease our current net cash used from operating activities.

During 2011 in preparation for this growth we raised $1,850,000 in a convertible debt financing.  In addition, we recently entered into an asset based line of credit agreement with a financial institution. This facility provides for borrowings up to $2,000,000 not to exceed 80% of eligible receivablesManagement believes that improved cash generated from operations, along with the funds raised in these recent debt financings, will be sufficient to sustain our business operations over the next twelve months.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized pursuant to ASC Topic 605, “Revenue Recognition” (“ASC 605”).  Revenues from equipment sales transactions are earned when there is persuasive evidence of an arrangement, delivery has occurred, the sales price has been determined and collectability has been reasonably assured. For the placement of equipment that is to be placed at a customer’s location at a future date, revenue is deferred until the placement of such equipment. Monthly service and supply revenue is earned monthly during the term of the contract, as services and supplies are provided.

When we enter into arrangements that include multiple deliverables, they typically consist of the sale of MFD equipment and a support services contract which includes a reserve for replacement of printer and fax equipment. Pursuant to ASC Subtopic 605-25-25: “Revenue Recognition – Multiple-Element Arrangements – Recognitions”(“ASC 605-25-25”), we account for each element within an arrangement with multiple deliverables as separate units of accounting. Revenue is allocated to each unit of accounting using the relative selling price method, which allocates revenue to each unit of accounting based on the fair value of both the delivered and undelivered items.

Deferred Revenue

We enter into arrangements that include multiple deliverables, which typically consist of the sale of MFD equipment and a support services contract.  We account for each element within an arrangement with multiple deliverables as separate units of accounting.  Revenue is allocated to each unit of accounting under the guidance of FASB ASC Topic 605-25, Multiple-Deliverable Revenue Arrangements, which provides criteria for separating consideration in multiple-deliverable arrangements by establishing a selling price hierarchy for determining the selling price of a deliverable.  The selling price used for each deliverable is based on vendor-specific objective (“VSOE”) evidence if available, third-party evidence if VSOE is not available, or estimated selling price if neither VSOE nor third-party evidence is available.  We are required to determine the best estimate of selling price in a manner that is consistent with that used to determine the price to sell the deliverable on a standalone basis.    We generally do not separately sell MFD equipment or service on a standalone basis.  Therefore, we do not have VSOE for the selling price of these units. As we purchase the equipment, we have third-party evidence of the cost of this element.  We estimate the proceeds from the arrangement to allocate to the service unit based on historical cost experiences.  Based on the relative costs of each unit to the overall cost of the arrangement, we utilize the same relative percentage to allocate the total arrangement proceeds.

Cash and Cash Equivalents

For purposes of the statement of cash flows and balance sheet classification, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Accounts Receivable

We provide an allowance for doubtful accounts equal to the estimated uncollectible amounts. Our estimate is based on historical collection experience and a review of the current status of trade accounts receivable.  It is reasonably possible that our estimate of the allowance for doubtful accounts will change.  Management believes that no accounts receivable are uncollectible at December 31, 2011.

Supplies

Supplies consist of parts and supplies for the automated office equipment, including copiers, facsimile machines and printers.  Supplies are valued at the lower of cost or market value on a first-in, first-out basis.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation.  Depreciation of the property and equipment is provided using the straight-line method over the assets’ estimated economic lives, which range from 2 to 7 years.  Expenditures for maintenance and repairs are charged to expense as incurred.

Intangible Assets

Under ASC Topic 350, “Intangibles, Goodwill and Other” (“ASC 350”), goodwill and intangible assets with indefinite lives are reviewed for impairment at least annually (December 31), or more frequently when indicators of impairment are present.  Intangible assets with definite lives are reviewed for impairment when indicators of impairment exist.  For goodwill, management compares the carrying value of the reporting unit to its related estimated fair value and recognizes an impairment charge in the amount by which the carrying value exceeds the estimated fair value.  For indefinite life intangible assets, management compares the estimated fair value of the intangible asset to its carrying value and an impairment charge is recognized in the amount by which the carrying value exceeds estimated fair value.  For definite life intangible assets, if the carrying value cannot be recovered from expected undiscounted future cash flows, then an impairment charge is recognized in the amount by which the carrying value exceeds the estimated fair value of the intangible asset.

For purposes of testing the impairment of goodwill, we have one reporting unit. Our methodology for testing goodwill impairment consists of one, and possibly two steps.  In step one of the goodwill impairment test, management compares the carrying amount (including goodwill) of the entity-wide reporting unit and the fair value based on market capitalization. Our market capitalization is based on the closing price of our Common Stock as quoted on the OTCBB multiplied by our outstanding shares of Common Stock.  At December 31, 2011, our fair value, based on market capitalization, was approximately $14.8 million, exceeding our book value by approximately $14.4 million.  Management does not anticipate any risk of failing step one of the impairment test.  The second step of the impairment test compares the implied fair value of the goodwill with the book value. We were not required to perform step two since we passed step one.

There was no impairment of goodwill as a result of the annual impairment tests completed during the fourth quarters of 2011 and 2010.  Excluding goodwill, we have no intangible assets deemed to have indefinite lives.

Long-Lived Assets

In accordance with FASB ASC Topic 350, long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. We evaluate at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, we use future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable.  In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value.  Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less the cost to sell. As of December 31, 2011, management determined there was no impairment of these assets.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial reporting requirements and those imposed under federal and state tax laws.  Deferred taxes are provided for timing differences in the recognition of revenue and expenses for income tax and financial reporting purposes and are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Deferred income tax expense represents the change during the period in the deferred tax assets and liabilities.  The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.  Realization of the deferred tax asset is dependent on generating sufficient taxable income in future years.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Fair Value of Financial Instruments

We account for our Financial Instruments in accordance with ASC Topic 820, “Fair Value Measurements,” (“ASC 820”). ASC 820 defines fair value, provides a framework for measuring fair value and expands the disclosures required for fair value measurements. The standard applies to other accounting pronouncements, but does not require any new fair value measurements.

Our derivative warrant liability and derivative additional investment rights liability are stated at fair value as further described in note (5) below.

The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and capital lease obligations approximate fair value due to the short-term nature of these financial instruments. The carrying amount of our host debt contract of our convertible debt approximates its fair value as we believe the credit market has not materially changed since the original borrowing date.

Stock-Based Compensation

We recognize stock-based compensation as an expense in accordance with ASC Topic 718 “Share-Based Payments” (“ASC 718”) and value the equity securities based on the fair value of the security on the date of grant.  Stock option awards are valued using the Black-Scholes option-pricing model.

For the years ended December 31, 2011 and 2010, stock-based compensation expense recognized in the statements of operations is as follows:

	Year Ended December 31,
	2011	2010
Cost of revenues	$75,290	$164,978
Sales and marketing	24,014	17,016
General and administrative expenses	204,675	181,254
Total stock based compensation expense	$303,979	$363,248

The weighted average estimated fair value of stock options granted during 2011 and 2010 was $0.44 and $0.57 per share, respectively.  These amounts were determined using the Black-Scholes option-pricing model, which values options based on the stock price at the grant date, the expected life of the option, the estimated volatility of the stock, the expected dividend payments, and the risk-free interest rate over the expected life of the option. The assumptions used in the Black-Scholes model were as follows for stock options granted in 2011 and 2010:

	2011	2010
Risk-free interest rate	0.08% to 0.19%	0.12% to 0.21%
Expected volatility of our Common Stock	80.95% to 85.78%	81.59% to 87.94%
Dividend yield	0%	0%
Expected life of options	3 years	3 years

The Black-Scholes option valuation model was developed for estimating the fair value of traded options that have no vesting restrictions and are fully transferable.  Because option valuation models require the use of subjective assumptions, changes in these assumptions can materially affect the fair value of the options.

Compensation cost associated with grants of restricted stock units are also measured at fair value. We evaluate the assumptions used to value restricted stock units on a quarterly basis. When factors change, including the market price of the stock, share-based compensation expense may differ significantly from what was recorded in the past. If there are any modifications or cancellations of the underlying unvested securities, we may be required to accelerate, increase or cancel any remaining unearned share-based compensation expense. As of December 31, 2011, we have not granted any restricted stock units under the 2011 Stock Incentive Plan.

Basic and Diluted Loss Per Share

In accordance with ASC Topic 260, “Earnings Per Share,” basic net loss per share is calculated using the weighted average number of shares of our Common Stock issued and outstanding during a certain period, and is calculated by dividing net loss by the weighted average number of shares of our Common Stock issued and outstanding during such period. Diluted net loss per share is calculated using the weighted average number of common and potentially dilutive common shares outstanding during the period, using the as-if converted method for secured convertible notes, and the treasury stock method for options and warrants.

As of December 31, 2011, potentially dilutive securities consisted of options and warrants to purchase 9,349,561 shares of our Common Stock at prices ranging from $0.30 to $6.75 per share. Of these potentially dilutive securities, none of the shares to purchase our Common Stock from the options and warrants were included in the computation of diluted earnings per share as their effect would be anti-dilutive.

As of December 31, 2010, potentially dilutive securities consisted of options and warrants to purchase 8,581,617 shares of our Common Stock at prices ranging from $0.30 to $6.75 per share. Of these potentially dilutive securities, none of the shares to purchase our Common Stock from the options and warrants were included in the computation of diluted earnings per share as their effect would be anti-dilutive.

The following table sets forth the computation of basic and diluted net loss per share:

	Year Ended December 31,
	2011	2010
Numerator:
Net loss	$(2,591,642)	$(1,569,718)

Denominator:
Denominator for basic calculation weighted averages	19,376,214	19,226,357

Dilutive Common Stock equivalents:
Options and warrants	-	-
Denominator for diluted calculation weighted average	19,376,214	19,226,357

Net loss per share:
Basic net loss per share	$(.13)	$(.08)
Diluted net loss per share	$(.13)	$(.08)

Segment Reporting

Based on our integration and management strategies, we operated in a single business segment.  For the years ended December 31, 2011 and 2010, all revenues were derived from domestic operations.

Subsequent Events

On April 10, 2012 we received a commitment letter from Avid Bank to enter into an asset based line of credit. The commitment letter provides for a $2,000,000 line of credit with a maturity date one year from the contract date (“Financing”). Borrowings are limited to 80% of the Company’s eligible accounts receivable. Interest on advances will be at Prime plus 3.75% subject to a floor rate of 7%. In connection with this facility, the Company will issue warrants where the number of shares will be equal to 5% of the credit facility divided by the strike price which will be 120% of the Common Stock closing price for the 30 days prior to the issue date. These warrants expire five years from the maturity date. The Financing is collateralized by a first lien position on all of the Company’s assets, and is subject to certain financial covenants.

New Accounting Pronouncements

In September 2009, the FASB issued authoritative guidance (ASU 2009-13) regarding multiple-deliverable revenue arrangements that address how to separate deliverables and how to measure and allocate consideration to one or more units of accounting.  Specifically, the guidance requires that consideration be allocated among multiple deliverables based on relative selling prices.  The guidance establishes a selling price hierarchy of (1) vendor-specific objective evidence, (2) third-party evidence and (3) estimated selling price.  This guidance is effective for annual periods beginning after June 15, 2010. We adopted this guidance effective January 1, 2011.  Adoption resulted in no significant effect on our consolidated financial position and results of operations.

From time to time, new accounting pronouncements are issued by the FASB that we adopt as of the specified effective date.  Unless otherwise discussed in these financial statements and notes or in our Annual Report on Form 10-K for the year ended December 31, 2011, we believe the impact of any other recently issued standards that are not yet effective are either not applicable to us at this time or will not have a material impact on our consolidated financial statements upon adoption.

Accounts Receivable	12 Months Ended
Dec. 31, 2011
Accounts Receivable [Abstract]
Accounts Receivable

 (2)           Accounts Receivable

A summary of accounts receivable follows:

	As of December 31,
	2011	2010
Trade receivables	$1,849,131	$1,307,983
Unapplied advances and unbilled revenue	183,607	(147,732)
Allowance for doubtful accounts	-	-
	$2,032,738	$1,160,251

Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment [Abstract]
Property and Equipment

(3)           Property and Equipment

A summary property and equipment follows:

	As of December 31,
	2011	2010
Furniture and fixtures	$51,398	$59,114
Computers and office equipment	553,254	584,673
Fleet equipment	367,660	389,333
Leasehold improvements	-	-
	972,312	1,033,120
Less accumulated depreciation and amortization	(780,502)	(798,145)
	$191,810	$234,975

Depreciation and amortization expense for property, equipment, and improvements amounted to $125,601 and $250,252 for the years ended December 31, 2011 and 2010, respectively.

Convertible Notes Payable	12 Months Ended
Dec. 31, 2011
Convertible Notes Payable [Abstract] {1}
Convertible Notes Payable

(4)           Convertible Notes Payable

Effective July 29, 2011, we closed on a private offering of secured convertible notes and warrants (“Units”) for gross proceeds of $1,850,000.  Each of the Units consists of (i) a $5,000 secured convertible promissory note (each a “Note” and collectively “Notes”) and (ii) a warrant (each a “Warrant” and collectively “Warrants”) to purchase 1,000 shares of our Common Stock at $1.50 per share.  The Notes mature July 29, 2014 and are secured by our tangible and intangible assets.  The Notes accrue interest at a rate of eight percent (8%) per annum, compounded annually, and the interest on the outstanding balance of the Notes is payable no later than thirty (30) days following the close of each calendar quarter.  The Notes are convertible into 1,850,000 shares of Common Stock.  The Warrants expire April 29, 2016 and are exercisable to purchase up to 370,000 shares of our Common Stock. We additionally granted piggyback registration rights to the investors in this offering.  Several members of the Board, including John Pace, Michael Joyce, Mark St. Clare and Michael Vanderhoof, participated in the offering.

We may call the Notes for prepayment (“Call Option”) if (a) our Common Stock closes at or above $2.00 per share for 20 consecutive days; and (b) our Common Stock has had daily trading volume at or above 100,000 shares for the same 20 consecutive days.  Investors shall have 60 days from the date on which we call the Notes to convert the Notes (thereafter we may prepay any outstanding Notes).

At any time prior to the maturity date, the holders of the Notes may elect to convert all or part of the unpaid principal amount of the Notes and any unpaid interest accrued thereon, into shares of our Common Stock. The conversion price shall be $1.00 per share of Common Stock, subject to adjustment upon the occurrence of certain capital events.  If (a) there is any transaction, or a series of transactions, that results, directly or indirectly, in the transfer of 100% of Auxilio including, without limitation, any sale of stock, sale of assets, sale of membership interests, merger or consolidation, reorganization, recapitalization or restructuring, tender or exchange offer, negotiated purchase or leveraged buyout, and (b) the per share price of our Common Stock in such transaction equals or exceeds $1.00, then the Notes will be automatically converted into our Common Stock.

The Note agreement provides the note holders with certain dilution protections.  If (a) by July 29, 2012, we complete an additional round of debt financing with new investors (“New Debt”) and (b) the New Debt contains more favorable interest rate, payment frequency, amortization, conversion price, warrant coverage and registration rights terms to the New Debt holders than the Notes, then the holder of Notes shall have the option to exchange the Notes for an equal principal amount of new notes with the same terms as the New Debt (the “Exchange Feature”).  The Exchange Feature does not provide for fixed terms for the associated Warrants or can allow for an adjustment to the conversion rate of the Notes.

We allocated the proceeds from the sale of the Notes and Warrants in connection with ASC Topic 470-25.  Due to the existence of the Exchange Feature, the Warrants were determined to not be indexed to its own underlying stock and therefore did not qualify for equity classification. Therefore the proceeds allocated to the Warrants were determined to be a derivative liability and were measured at fair value.

The conversion rights and the Call Option held by us, or the “Additional Investment Rights”, are embedded derivatives of the host debt contract. The potential variability of the conversion rate and the terms of the Call Option, due to the existence of the Exchange Feature, also caused the Additional Investment Rights to not qualify for equity classification.  Under the accounting guidance for multiple embedded derivatives, we combined these rights into one embedded derivative and allocated proceeds from the offering to the bundled derivative. Accordingly, the bundled Additional Investment Rights are accounted for as a derivative liability to be measured at fair value. We allocated $1,427,000 to the convertible Notes payable, $166,000 to the derivative Warrant liability and $257,000 to the derivative Additional Investments Rights liability.  The debt discount of $423,000 will be amortized as interest expense over the term of the convertible notes payable.  The valuation methodologies for the fair values of the Derivative Warrant Liability and the Derivative Additional Investment Rights Liability are described in Note 5 below.

Interest charges associated with the convertible notes payable, including amortization of the discounts and loan acquisition costs totaled $156,961 through December 31, 2011.

We also agreed to pay Cambria Capital, LLC a placement fee of $149,850 in sales commissions, reimburse for costs associated with the placement of the Units and to issue a warrant to purchase up to 199,800 shares of Common Stock exercisable at a price of $1.50 per share.  Cambria Capital, LLC is an affiliate of Michael Vanderhoof, a member of the Board. The engagement of Cambria Capital, LLC, the payment of the placement fee and the issuance of the warrant to Cambria Capital, LLC were approved by a majority of the disinterested members of the Board. We additionally granted piggyback registration rights to Cambria Capital, LLC in this offering that are the same as those afforded to the investors in the offering.

Derivative Liabilities	12 Months Ended
Dec. 31, 2011
Derivative Liabilities [Abstract] {1}
Derivative Liabilities

(5)           Derivative Liabilities

Our derivative liability instruments were measured at fair value using the Black-Scholes model. We evaluated the use of other valuation models and determined that given the fact pattern these methods were not anticipated to be materially different from the amounts calculated using the Black-Scholes model.  This determination was based on management’s belief that the likelihood of another round of financing prior to the expiration of the Exchange Feature is remote, and another round of financing with terms more favorable to new investors is even more remote.  If another round of financing were to occur, we believe that our need for an additional round of financing by July 2012 would most likely be driven by significant growth in our business.  This growth would likely result in more favorable terms to us, thus rendering the instruments subject to the Exchange Feature with nominal value.  As a result, we believe that the Black-Scholes model was an appropriate method for valuing the warrants and additional investment rights subject to the Exchange Feature

Derivative Warrant Liability

We have warrants outstanding from the convertible notes payable financing with potentially variable terms that could allow for the reduction in the exercise price of the warrants in the event that, prior to July 29, 2012, we complete an additional round of debt financing with new investors that calls for better economic terms. We accounted for these warrants in accordance with FASB ASC Topic 815.

We recognize all of our warrants subject to the Exchange Feature as a derivative liability in our consolidated balance sheet.  The derivative liability is revalued at each reporting period and changes in fair value are recognized currently in the consolidated statements of operations.  The initial recognition and subsequent changes in fair value of the derivative liability have no effect on our cash flows.

The revaluation of these warrants at the end of the reporting period resulted in the recognition of a $40,000 gain within our consolidated statements of operations for the year ended December 31, 2011, under the caption “Change in fair value of derivative liabilities”.  The fair value of these warrants at December 31, 2011 was $126,000, which is reported on the consolidated balance sheet under the caption “Derivative Warrant Liability”.

Fair Value Assumptions Used in Accounting for Derivative Warrant Liability

We have determined our derivative warrant liability to be a Level 3 fair value measurement.  The fair value as of July 29, 2011 (the issuance date) and December 31, 2011 required the data inputs listed in the table below:

	July 29, 2011	December 31, 2011
Exercise price	$1.50	$1.50
Term (years)	4.75	4.33
Risk-free interest rate	1.35%	0.83%
Estimated volatility	82%	79%
Dividend rate	-0-	-0-
Stock Price	$0.85	$0.76

Derivative Additional Investment Rights Liability

We have Additional Investment Rights outstanding with terms that could allow for more beneficial consideration to the note holders in the event that, prior to July 29, 2012, we complete an additional round of debt financing with new investors that calls for better economic terms. We accounted for these Additional Investment Rights in accordance with FASB ASC Topic 815.

We recognize all of our Additional Investment Rights subject to the Exchange Feature as derivative liabilities in our consolidated balance sheet.  The derivative liability is revalued at each reporting period and changes in fair value are recognized in the consolidated statements of operations.  The initial recognition and subsequent changes in fair value of the derivative Additional Investment Rights liability have no effect on our cash flows.

The revaluation of the Additional Investment Rights at each reporting period resulted in the recognition of a $22,000 gain within our consolidated statements of operations for the year ended December 31, 2011, under the caption “Change in fair value of derivative liabilities”.  The fair value of the Additional Investments Rights at December 31, 2011 was $235,000, which is reported on the consolidated balance sheet under the caption “Derivative Additional Investment Rights Liability”

Fair Value Assumptions Used in Accounting for Derivative Additional Investment Rights Liability

We have determined that our derivative additional investment rights liability to be a Level 3 fair value measurement.  The fair value as of July 29, 2011(the issuance date) and December 31, 2011 required the data inputs listed in the table below:

	July 29, 2011	December 31, 2011
Conversion price (range)	$1.00-$2.00	$1.00-$2.00
Term (years)	3.00	2.58
Risk-free interest rate	0.55%	0.36%
Estimated volatility	82%	79%
Dividend rate	-0-	-0-
Stock price	$0.85	$0.76

Warrants	12 Months Ended
Dec. 31, 2011
Warrants [Abstract]
Warrants

(6)           Warrants

Below is a summary of warrant activity during the years ended December 31, 2010and 2011:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Term in Years	Aggregate Intrinsic Value
Outstanding at January 1, 2010	3,981,871	$1.39
Granted in 2010	-	$-
Exercised in 2010	(268,750)	$.54
Cancelled in 2010	(350,413)	$2.33
Outstanding at December 31, 2010	3,362,708	$1.36	2.57	$371,083
Granted in 2011	869,800	$1.31
Exercised in 2011	-	$-
Cancelled in 2011	(250,000)	$.55
Outstanding at December 31, 2011	3,982,508	$1.40	2.71	$130,667

Warrants exercisable at December 31, 2011	2,007,508	$1.39	2.71	$130,667

The following tables summarize information about warrants outstanding and exercisable at December 31, 2011:

Range of Exercise Prices	Number of Shares Outstanding	Weighted Average Remaining in Contractual Life in Years	Outstanding Warrants Weighted Average Exercise Price	Number of Warrants Exercisable	Exercisable Warrants Weighted Average Exercise Price
$0.30 to $0.75	501,667	2.54	$0.50	501,667	$0.50
$.91 to $1.84	2,869,800	3.80	$1.44	894,800	$1.50
$1.85 to $2.00	611,041	1.27	$1.96	611,041	$1.96
$0.30 to $2.00	3,982,508	2.71	$1.40	2,007,508	$1.39

In November 2008, we entered into a five year joint marketing agreement with Sodexo to provide Auxilio’s document services to Sodexo’s healthcare customer base in the United States.  Under the terms of the agreement, Sodexo invests in sales and marketing resources and assists us with marketing their document services to Sodexo’s U.S. healthcare customer base of more than 1,600 hospitals.  In return, we provide Sodexo with warrants to purchase up to two million shares of our Common Stock at a price of $1.50 per share.  The first 150,000 warrants vested on June 2, 2009. The fair value of the warrant for the 150,000 shares vesting upon execution on June 2, 2009 was $76,807. This amount was recognized as a sales and marketing expense in June 2009. We account for equity based payments to non-employees in accordance with ASC Topic 505-50. As the warrant issued is more reliably measurable at fair value, we use the fair value of the warrant to account for the transaction. The fair value of the warrant was determined using the Black-Scholes option-pricing model, with the following assumptions: (i) no expected dividends; (ii) a risk free interest rate of 0.20%; (iii) expected volatility of 85.07%; and (iv) a contract life of the warrants of five years. An additional 175,000 vested on July 13, 2010 upon the signing of a new customer contract. The fair value of the warrant for the 175,000 shares vesting with the signing of the new customer contract on July 13, 2010 was $90,161. This amount was recognized as a sales and marketing expense in July 2010. The fair value of the warrant was determined using the Black-Scholes option-pricing model, with the following assumptions: (i) no expected dividends; (ii) a risk free interest rate of 0.17%; (iii) expected volatility of 82.56%; and (iv) a contract life of the warrants of four years.  The balance of the warrants will vest in increments of between 75,000 and 500,000 shares dependent on the size and number of the new customer contracts that we enter into as a direct result of this agreement.

On April 1, 2011, we granted 300,000 warrants to our CEO to purchase shares of our Common Stock at an exercise price of $0.94 per share, which exercise price equals the fair value of our stock on the grant date. The fair value of the warrants was determined using the Black-Scholes option-pricing model.  The warrants have graded vesting annually over three years.  The fair value of the warrants was determined using the Black-Scholes option-pricing model.  The assumptions used to calculate the fair value are as follows:  (i) risk-free interest rate of 0.11%; (ii) estimated volatility of 81.36%; (iii) dividend yield of 0.0%; and (iv) expected life of the warrants of three years.

On July 29, 2011, we closed on a private offering of secured convertible notes and warrants, wherein warrants for 370,000 shares of our Common Stock were issued to the note holders and a warrant for 199,800 shares of our Common Stock were issued to the placement broker.  Please see Notes 4 and 5 for further information on these warrants.

Stock Option and Stock Incentive Plans	12 Months Ended
Dec. 31, 2011
Stock Option and Stock Incentive Plans [Abstract]
Stock Option and Stock Incentive Plans

(7)           Stock Option and Stock Incentive Plans

In October 2001, we approved the 2001 Stock Option Plan under which all employees may be granted options to purchase shares of our Common Stock.  The maximum number of shares of the Common Stock available for issuance under the 2001 Plan was 5,400,000 shares. Under the 2001 Stock Option Plan (the “2001 Plan”), the option exercise price was equal to the fair market value of the Common Stock on the date of grant.  Options expired no later than 10 years from the grant date and generally vested within five years.

The Board approved the 2003 Stock Option Plan (the “2003 Plan”) and it became effective immediately upon stockholder approval at the Annual Meeting on May 15, 2003.  The maximum number of shares of the Common Stock available for issuance under the 2003 Plan was 4,400,000 shares. On May 15, 2003, 899,500 shares were available to grant under the 2003 Plan, and 567,167 had been granted under our former 2000 Stock Option Plan (the “2011 Plan”) and the 2001 Plan.  Although we no longer granted options under the 2000 Plan or the 2001 Plan, all outstanding stock options continue to be subject to the terms and conditions of the stock option agreement and the underlying plans, except to the extent the Board or the Compensation Committee elected to extend one or more features of the 2003 Plan to the outstanding stock options that were granted pursuant to the 2000 Plan or the 2001 Plan.  Under the 2003 Plan, the option exercise price was equal to the fair market value of the Common Stock at the date of grant.  Stock options expired no later than 10 years from the grant date and generally vested within five years.

In May of 2004, the Board and stockholders approved the 2004 Stock Incentive Plan (the “2004 Plan”). The maximum number of shares of the Common Stock available for issuance under the 2004 Plan was 6,400,000 shares. As of the date of stockholder approval, May 12, 2004, options to purchase 714,750 shares had been granted pursuant to the 2000 Plan, 2001 Plan and 2003 Plan. Under the terms and conditions of the 2004 Plan, the option exercise price is equal to the fair market value of the Common Stock at the date of grant.  Options expired no later than 10 years from the grant date and generally vested within five years.

The Board approved the 2007 Stock Option Plan, as amended (the “2007 Plan”), and it became effective on May 16, 2007 upon receipt of stockholder approval.  On May 16, 2007, options to purchase 2,890,147 shares of Common Stock had been granted pursuant to the 2000 Plan, 2001 Plan, 2003 Plan and 2004 Plan. Under the 2007 Plan, the administrator could grant options to purchase 4,470,000 shares of Common Stock.  The options granted pursuant to the 2004 Plan continue to be governed by the terms and conditions of the 2004 Plan, except to the extent the administrator elected to extend one or more features of the 2007 Plan to the outstanding stock options granted pursuant to the 2004 Plan.  Under the 2007 Plan, the option exercise price was equal to the fair market value of the Common Stock at the date of grant.  Options expired no later than 10 years from the grant date and generally vested within three years.

On March 17, 2011, the Board approved the 2011 Stock Incentive Plan (the “2011 Plan”), and it became effective on May 12, 2011 upon receipt of stockholder approval. The 2011 Plan authorizes the issuance of no more than 5,970,000 shares of our Common Stock and it provides for the granting of stock options, stock appreciation rights and restricted stock to our employees, members of the Board and service providers. As of December 31, 2011, there were 510,231 shares available for issuance under awards granted.

Additional information with respect to these Plans’ stock option activity is as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Term in Years	Aggregate Intrinsic Value
Outstanding at January 1, 2010	5,226,195	$1.02
Granted in 2010	890,500	$1.06
Exercised in 2010	(27,500)	$.56
Cancelled in 2010	(870,286)	$1.11
Outstanding at December 31, 2010	5,218,909	$1.01	5.69	$533,330
Granted in 2011	671,500	$.89
Exercised in 2011	(46,465)	$.53
Cancelled in 2011	(476,891)	$.68
Outstanding at December 31, 2011	5,367,053	$1.03	6.23	$208,835

Options exercisable at December 31, 2011	3,839,553	$1.07	5.20	$181,193

The following table summarizes information about stock options outstanding and exercisable at December 31, 2011:

Range of Exercise Prices	Number of Shares Outstanding	Weighted Average Remaining in Contractual Life in Years	Outstanding Warrants Weighted Average Exercise Price	Number of Options Exercisable	Exercisable Options Weighted Average Exercise Price
$0.30 to $0.75	1,072,500	5.99	$0.57	932,667	$0.56
$0.75 to $0.90	1,466,331	5.66	$0.82	960,720	$0.82
$0.91 to $1.84	2,548,722	6.94	$1.22	1,666,666	$1.32
$1.85 to $2.00	238,500	3.34	$1.99	238,500	$1.99
$2.00 to $2.75	30,000	6.68	$2.15	30,000	$2.15
$3.00 to $6.75	11,000	.47	$6.41	11,000	$6.41
$0.30 to $6.75	5,367,053	6.23	$1.03	3,839,553	$1.07

Unamortized compensation expense associated with unvested options approximates $539,990 as of December 31, 2011. The weighted average period over which these costs are expected to be recognized is approximately 1.5 years.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

(8)           Income Taxes

For the years ended December 31, 2011 and 2010, the components of income tax expense are as follows:

	Year Ended December 31
	2011	2010
Current provision:
Federal	$0	$8,489
State	7,495	2,990
	7,495	11,479
Deferred benefit:
Federal	-	-
State	-	-
	-	-
Income tax expense	$7,495	$11,479

Income tax provision amounted to $7,495 and $11,479 for the years ended December 31, 2011 and 2010, respectively (an effective rate of (0.3)% for 2011and (0.7)% for 2010).  A reconciliation of the provision for income taxes with amounts determined by applying the statutory U.S. federal income tax rate to income before income taxes is as follows:

	Year Ended December 31
	2011	2010
Computed tax at federal statutory rate of 34%	$(878,610)	$(532,888)
State taxes, net of federal benefit	3,072	1,973
Non-deductible items	87,434	115,916
Other	2,840	4,910
Change in valuation allowance	792,759	421,568
	$7,495	$11,479

Realization of deferred tax assets is dependent on future earnings, if any, the timing and amount of which is uncertain.  Accordingly, a valuation allowance, in an amount equal to the net deferred tax asset as of December 31, 2011 and 2010 has been established to reflect these uncertainties.  As of December 31, 2011 and 2010, the net deferred tax asset before valuation allowances is approximately $5,784,000 and $5,072,000, respectively, for federal income tax purposes, and $1,225,000 and $1,013,000, respectively for state income tax purposes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of our deferred tax assets and liabilities are as follows:

	Year Ended December 31
	2011	2010
Deferred tax assets:
Accrued salaries/vacation	$195,100	$150,600
Depreciation	-	-
Accrued equipment pool	57,500	27,700
State taxes	800	1,000
Stock options	714,300	667,800
Net operating loss carryforwards	6,443,100	5,577,700
Total deferred tax assets	7,410,800	6,424,800

Deferred tax liabilities:
Depreciation	75,800	53,900
Amortization of intangibles	4,700	7,900
Other	321,600	278,200
Total deferred tax liabilities	402,100	340,000

Net deferred assets before valuation allowance	7,008,700	6,084,800
Valuation allowance	(7,008,700)	(6,084,800)
Net deferred tax assets	$-	$-

At December 31, 2011, we have available unused net operating loss carryforwards of approximately $15,967,000 for federal and $11,473,000 for state that may be applied against future taxable income and that, if unused, expire beginning in 2013 through 2032.

Utilization of the net operating loss carryforwards may be subject to a substantial annual limitation due to ownership change limitations provided by the Internal Revenue Code under section 382.  The annual limitation may result in the expiration of net operating loss carryforwards before utilization.  On September 23, 2008, the State of California suspended the use of net operating loss carryforwards for 2008 and 2009, and on October 19, 2010, suspended the use of net operating loss carryforwards for 2010 and 2011.  As a result of this suspension, we will not be able to make use of net operating loss carryforwards for state income tax purposes for the indefinite future.  There can be no guarantee that we will ever be able to use these state net operating loss carryforwards in the future.

Effective January 1, 2007, we adopted new accounting guidance which altered the framework for recognizing income tax contingencies. Previously, the focus was on the subsequent liability recognition for estimated losses from tax contingencies where such losses were probable and the related amounts could be reasonably estimated. Under this new guidance, a contingent tax asset (i.e., an uncertain tax position) may only be recognized if it is more likely than not that it will ultimately be sustained upon audit. We have evaluated our tax positions for all jurisdictions and all years for which the statute of limitations remains open and determined that no additional liability for unrecognized tax benefits and interest was necessary.

Retirement Plan	12 Months Ended
Dec. 31, 2011
Retirement Plan [Abstract]
Retirement Plan

(9)           Retirement Plan

We sponsor a 401(k) plan (the “Plan”) for the benefit of employees who are at least 21 years of age. Our management determines, at its discretion, the annual and matching contribution. We elected not to contribute to the Plan for the years ended December 31, 2011 and 2010.

Commitments	12 Months Ended
Dec. 31, 2011
Commitments [Abstract]
Commitments

(10)         Commitments

Leases

We lease our Mission Viejo, California facility under a non-cancellable operating lease effective March 2010 that expires in September 2015. Rent expense for the years ended December 31, 2011and 2010 totaled $163,534 and $169,954 respectively.  Future minimum lease payments under non-cancelable operating leases during subsequent years are as follows:

December 31,	Payments
2012	156,611
2013	160,705
2014	164,800
2015	125,903
Total	$608,019

Employment Agreements

On August 5, 2009, the Board appointed Mr. Joseph J. Flynn as President and Chief Executive Officer (“CEO”) effective August 31, 2009.  Mr. Flynn has served as a member of the Board since 2003.  He previously held the position of our President and CEO from 2003 to 2006, having resigned to take a position as the Vice President of the Sport Group for the Nielsen Company.  In connection with his appointment as President and CEO, we entered into an Executive Employment Agreement with Mr. Flynn, effective as of August 31, 2009 (the “Flynn Employment Agreement”).  The Flynn Employment Agreement provides that Mr. Flynn will be employed by us as President and CEO, for an initial term beginning on August 31, 2009 and ending on December 31, 2011, at an initial base salary of $250,000, up to $100,000 per year incentive compensation and options for 250,000 shares as more specifically set forth in the Flynn Employment Agreement.  Upon termination of Mr. Flynn’s employment by us other than for cause or by Mr. Flynn for good reason, we shall continue paying Mr. Flynn’s salary for six months and accelerate the vesting of Company options and/or warrants issued to Mr. Flynn.

The Compensation Committee set Mr. Flynn’s base salary at $261,250 for the fiscal year ending December 31, 2011.  Mr. Flynn may also earn up to $100,000 in annual bonus, with 33.33% payout for closing six new customer contracts before the end of 2011, 33.33% for hitting revenue targets and 33.33% payout for achieving gross margin targets.  In addition, Mr. Flynn will participate in a bonus and option pool that will be allocated at the Board’s discretion based on obtaining new contracts.  Specifically, for every new contract beyond six contracts in 2011, a pool of $25,000 and 25,000 options is to be granted with a strike price for the options on the day they are earned, the date in which the contracts are signed and delivered. Mr. Flynn earned a $100,000 bonus and received a grant for 100,000 options.

Effective January 1, 2012, we entered into a new employment agreement with Mr. Flynn (the “New Flynn Agreement”). The New Flynn Employment Agreement provides that Mr. Flynn will be employed as our President and CEO. The New Flynn Employment Agreement has a term of two years, provides for an annual base salary of $269,087, and will automatically renew for subsequent twelve month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent twelve months.  Mr. Flynn also receives the customary employee benefits available to our employees. Mr. Flynn is also entitled to receive a bonus of up to $110,000 per year, the achievement of which is based on Company performance metrics. We may terminate Mr. Flynn’s employment under this agreement without cause at any time on thirty days advance written notice, at which time Mr. Flynn would receive severance pay for six months and be fully vested in all options and warrants granted to date.

On April 2, 2010, we entered into an employment agreement with Mr. Paul T. Anthony, our Chief Financial Officer (“CFO”) since 2004, to serve as our Executive Vice President (“EVP”) and CFO.  As EVP and CFO, Mr. Anthony continues to report to the CEO and has duties and responsibilities assigned by the CEO.  The employment agreement was effective January 1, 2010, has a term of two years, and provides for an annual base salary of $203,500.  The agreement will automatically renew for subsequent twelve month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent twelve months.  Mr. Anthony also receives the customary employee benefits available to our employees. Mr. Anthony is also entitled to receive a bonus of up to $60,000 per year, the achievement of which is based on our performance metrics. We may terminate Mr. Anthony’s employment under this agreement without cause at any time on thirty days advance written notice, at which time Mr. Anthony would receive severance pay for six months and be fully vested in all options and warrants granted to date.

The CEO set Mr. Anthony’s base salary at $212,658 for the fiscal year ending December 31, 2011.  Mr. Anthony may also earn up to $60,000 in annual bonus, with 33.33% payout for closing six new customer contracts before the end of 2011, 33.33% for hitting revenue targets and 33.33% payout for achieving gross margin targets.  In addition, Mr. Anthony will participate in a bonus and option pool that will be allocated at the Board’s discretion based on obtaining new contracts.  Specifically, for every new contract beyond six contracts in 2011, a pool of $25,000 and 25,000 options is to be granted with a strike price for the options on the day they are earned, the date in which the contracts are signed and delivered. Mr. Anthony earned a $60,000 bonus and received a grant for 50,000 options.

Effective January 1, 2012, we entered into a new employment agreement with Mr. Anthony to serve as our Executive Vice President (“EVP”) and CFO. The employment agreement has a term of two years, and provides for an annual base salary of $219,037. The agreement will automatically renew for subsequent twelve month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent twelve months.  Mr. Anthony also receives the customary employee benefits available to our employees. Mr. Anthony is also entitled to receive a bonus of up to $70,000 per year, the achievement of which is based on Company performance metrics. We may terminate Mr. Anthony’s employment under this agreement without cause at any time on thirty days advance written notice, at which time Mr. Anthony would receive severance pay for six months and be fully vested in all options and warrants granted to date.

Concentrations	12 Months Ended
Dec. 31, 2011
Concentrations [Abstract]
Concentrations

(11)           Concentrations

Cash Concentrations

At times, cash balances held in financial institutions are in excess of federally insured limits. Management performs periodic evaluations of the relative credit standing of financial institutions and limits the amount of risk by selecting financial institutions with a strong credit standing.

Major Customers

For the year ended December 31, 2011, there were two customers that each generated at least 10% of our revenues and these customers represented a total of 40% of revenues.  As of December 31, 2011, net accounts receivable due from these customers totaled approximately $381,000.

For the year ended December 31, 2010, there were four customers that each generated at least 10% of our revenues and these customers represented a total of 70% of revenues.  As of December 31, 2010, net accounts receivable due from these customers totaled approximately $843,000.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract] {1}
Related Party Transactions

(12)           Related Party Transactions

In August of 2009, we entered in to a consulting agreement with John D. Pace, Chairman of the Board, to provide support to us in the capacity of Chief Strategy Officer. The agreement provides that we will pay Mr. Pace $6,000 per month as compensation for his services. The agreement expired on December 31, 2010 and was extended for an additional 12 months along with an increase to $6,500 per month.  Total cash compensation to Mr. Pace for the years ended December 31, 2010 and 2011 was $72,000 and $78,000, respectively.

In July 2011, we agreed to pay Cambria Capital, LLC a placement fee of $149,850 in sales commissions, reimburse for costs associated with the placement of the Units and to issue a warrant to purchase up to 199,800 shares of Common Stock exercisable at a price of $1.50 per share. Cambria Capital, LLC is an affiliate of Michael Vanderhoof, a member of the Board. The engagement of Cambria Capital, LLC, the payment of the placement fee and the issuance of the warrant to Cambria Capital, LLC were approved by a majority of the disinterested members of the Board. We additionally granted piggyback registration rights to Cambria Capital, LLC in this offering that are the same as those afforded to the investors in the offering.